UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Fabric.AI, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fabric.AI, Inc.

1185 Avenue of the Americas

New York, NY 10036

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 512-994-4917

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FABC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan Amendment

On June 18, 2026, Fabric.AI, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Company’s Annual Meeting, the Company’s stockholders approved the fifth amendment (the “Incentive Plan Amendment”) to the Fabric.AI, Inc. Long-Term Incentive Plan, as amended (the “Incentive Plan”), to increase the aggregate number of shares of common stock, par value $0.0001 per share (the “Common Stock”), available for the grant of awards under the Incentive Plan by 4,600,000, to a total of 5,000,000 shares of Common Stock.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 1, 2026 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2026, the Company held the Annual Meeting. As of the close of business on April 22, 2026, the record date for the Annual Meeting, there were (i) 1,455,975 shares of Common Stock outstanding and entitled to an aggregate of 1,455,975 votes, (ii) 50 shares of Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”), outstanding and entitled to an aggregate of 110 votes, (iii) 1,180 shares of Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”), outstanding and entitled to an aggregate of 12,806 votes, and (iv) 7,000 shares of Series I Convertible Preferred Stock, par value $0.0001 per share (“Series I Preferred Stock”), outstanding and entitled to an aggregate of 645,041 votes after the application of the limitation on voting rights and the beneficial ownership limitations pursuant to the terms of the Series I Preferred Stock as set forth in the certificate of designations for the Series I Preferred Stock, in each case, constituting all of the eligible securities entitled to vote on the proposals described below. Holders of the Company’s Common Stock, Series H-6 Preferred Stock, Series H-7 Preferred Stock and Series I Preferred Stock with a total aggregate voting power of 1,455,975 votes were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders. There were no broker-non-votes for any of the proposals presented at the Annual Meeting.

The final voting results are as follows:

1.	Election of five directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified, for which the following are nominees: Joshua Silverman, Wayne R. Walker, Sebastian Giordano, Zvi Joseph, and Greg Schiffman:

Nominee	Votes For	Votes Withheld
Joshua Silverman	766,032	4,774
Wayne R. Walker	766,312	4,494
Sebastian Giordano	763,493	7,313
Zvi Joseph	763,471	7,335
Greg Schiffman	764,405	6,401

2.	Approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock (A) underlying (i) shares of Series K convertible preferred stock, par value $0.0001 per share (the “Series K Preferred Stock”) and warrants (the “Investor Warrants”) issued to investors pursuant to the terms of that certain Securities Purchase Agreement, dated as of April 27, 2026, by and among the Company and the investors party thereto, (ii) warrants issued pursuant to the terms of that certain engagement letter, dated April 23, 2026, between the Company and GP Nurmenkari Inc. (the “Placement Agent Warrants”), (iii) shares of Series J convertible preferred stock, par value $0.0001 per share (the “Series J Preferred Stock”), issued pursuant to that certain Joint Development and License Agreement, dated as of April 27, 2026, by and among the Company and Kopin Corporation (“Kopin”), (iv) warrants issued pursuant to the terms of that certain amended and restated consulting agreement, dated as of April 27, 2026, by and among the Company and JD Advisors, LLC (the “Consulting Warrants”), and (v) warrants issued pursuant to the terms of that certain omnibus waiver, consent, notice and amendment agreement, dated April 27, 2026, by and among the Company and the holders of Series H-7 Preferred Stock and Series I Preferred Stock (the “Waiver Warrants” and, together with the Investor Warrants, Placement Agent Warrants and Consulting Warrants, the “Warrants”), in an amount equal to or in excess of 20% of the Common Stock outstanding immediately prior to the issuance of such Series K Preferred Stock, Series J Preferred Stock and Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series K Preferred Stock, Series J Preferred Stock and Warrants in accordance with their terms):

For	Against	Abstain
749,771	16,235	4,800

3.	Ratification of the appointment of Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
769,211	1,277	318

4.	Approval of the Incentive Plan Amendment, to increase the total number of shares of the Common Stock authorized for issuance under the Incentive Plan by 4,600,000, to a total of 5,000,000 shares:

For	Against	Abstain
746,560	23,549	697

5.	Approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain
752,517	15,779	2,510

6.	Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “Say on Frequency Proposal”):

Three Years	Two Years	One Year	Abstain
695,109	10,378	15,431	49,888

7.	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Annual Meeting:

For	Against	Abstain
750,376	18,180	2,250

The proposals described above were acted upon by the Company’s stockholders at the Annual Meeting. For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Say on Frequency

On June 25, 2026, the Company’s board of directors considered the outcome of the advisory vote on the Say on Frequency Proposal and determined that future advisory votes on the compensation of our named executive officers will be conducted every three years. The Company’s board of directors will re-evaluate this determination after the next stockholder advisory vote on the frequency of advisory votes on the compensation of our named executive officers (which will be at the 2032 Annual Meeting of Stockholders, unless presented earlier).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fifth Amendment to the Fabric.AI, Inc. Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRIC.AI, INC.

Date: June 25, 2026	By:	/s/ Joshua Silverman
Joshua Silverman
Chief Executive Officer